Oz Management Reports Second Quarter of 2018 Results
Dividend of $0.02 per Class A Share
NEW YORK, August 2, 2018 – Och-Ziff Capital Management Group LLC (NYSE: OZM) (the “Company” or “Oz Management”) today reported a GAAP net loss attributable to Class A Shareholders (“GAAP Net Loss”) of $12.3 million, or $0.06 per basic and diluted Class A Share, for the second quarter of 2018, and $8.8 million, or $0.05 per basic and diluted Class A Share, for the first half of 2018.
Summary

•	Distributable Earnings were $7.1 million, or $0.01 per Adjusted Class A Share for the second quarter of 2018, and $52.4 million, or $0.10 per Adjusted Class A Share, for the first half of 2018.

•
Distributable Earnings, excluding a legal provision accrual for certain matters, were $18.4 million, or $0.03 per Adjusted Class A Share for the second quarter of 2018, and $63.6 million, or $0.12 per Adjusted Class A Share, for the first half of 2018.

•	A cash dividend of $0.02 per Class A Share was declared for the second quarter of 2018, payable on August 20, 2018, to holders of record on August 13, 2018.

•
Oz Master Fund, the Company’s largest multi-strategy fund, was up 3.1% gross and 2.3% net for the second quarter of 2018, up 6.2% gross and 4.4% net for the first half of 2018, and up 10.8% gross and 7.3% net over the trailing twelve months through June 30, 2018.

•
Oz Credit Opportunities Master Fund was up 4.5% gross and 3.4% net for the second quarter of 2018, up 8.9% gross and 6.2% net for the first half of 2018, and up 17.6% gross and 11.6% net over the trailing twelve months through June 30, 2018.

•	As of August 1, 2018 estimated assets under management were $33.5 billion, with Oz Master Fund generating an estimated -0.35% net return in July 2018.

•	Reduced debt outstanding (excluding CLO risk retention financing) to $200.0 million as of June 30, 2018, a 50% reduction during the second quarter.

•	The Company sold a net of $134.8 million of its risk retention investments in certain of its U.S. CLOs and repaid $118.2 million of related financing during the second quarter of 2018.
Rob Shafir, CEO of Oz Management, said, “Our funds performed well in the first half of 2018, producing positive performance across multi-strategy, credit and real estate. Additionally, we continued to strengthen our balance sheet by selling a portion of our CLO risk retention investments and repaying the associated financings, and we launched an innovative new aircraft management program with GE Capital Aviation Services. We are focused on execution and continuing to deliver for our clients in the second half of 2018.”

GAAP NET (LOSS) INCOME ATTRIBUTABLE TO CLASS A SHAREHOLDERS
For the second quarter of 2018, Oz Management reported a GAAP Net Loss of $12.3 million, or $0.06 per basic and diluted Class A Share, compared to a GAAP Net Income of $13.1 million, or $0.07 per basic and diluted Class A Share, for the second quarter of 2017.
For the first half of 2018, Oz Management reported a GAAP Net Loss of $8.8 million, or $0.05 per basic and diluted Class A Share, compared to a GAAP Net Income of $5.9 million, or $0.03 per basic and diluted Class A Share, for the first half of 2017.
The year-over-year reductions in earnings were primarily due to lower incentive income and management fees, as well as net losses incurred on early retirement of debt and a legal provision accrual for certain matters, as well as higher compensation and benefits. These decreases in earnings were partially offset by lower income tax expense and higher interest income earned on investments in CLOs.
DISTRIBUTABLE EARNINGS (NON-GAAP)
For the second quarter of 2018, Oz Management reported Distributable Earnings of $7.1 million, or $0.01 per Adjusted Class A Share, compared to Distributable Earnings of $53.3 million, or $0.10 per Adjusted Class A Share, for the second quarter of 2017. The quarter-to-date decline was primarily due to lower incentive income and management fees, a legal provision accrual for certain matters, as well as higher compensation and benefits. These decreases in Distributable Earnings were partially offset by a reduction in tax receivable agreement and other payables, which was primarily due to lower U.S. Federal corporate income tax rates in 2018, as well as higher interest income earned on investments in CLOs.
For the first half of 2018, Oz Management reported Distributable Earnings of $52.4 million, or $0.10 per Adjusted Class A Share, compared to Distributable Earnings of $89.0 million, or $0.16 per Adjusted Class A Share, for the first half of 2017. The year-to-date decline was primarily due to lower incentive income and management fees, as well as a legal provision accrual for certain matters. These decreases in Distributable Earnings were partially offset by a reduction in tax receivable agreement and other payables, which was primarily due to lower U.S. Federal corporate income tax rates in 2018, as well as lower compensation and benefits expenses and higher interest income earned on investments in CLOs.
Distributable Earnings, excluding the legal provision described above, were $18.4 million, or $0.03 per Adjusted Class A Share for the second quarter of 2018, and $63.6 million, or $0.12 per Adjusted Class A Share, for the first half of 2018.
Distributable Earnings and Distributable Earnings per Adjusted Class A Share are non-GAAP measures. For information on and reconciliations of the Company’s non-GAAP measures to the respective GAAP measures, please see Exhibits 2 through 4 that accompany this press release.

ASSETS UNDER MANAGEMENT

			Year-Over-Year Change
(dollars in billions)	June 30, 2018	June 30, 2017	Inflows / (Outflows)	Distributions / Other Reductions	Appreciation	Total	%

Multi-strategy funds	$12.7	$16.1	$(3.8)	$(0.6)	$1.0	$(3.4)	-21%
Credit
Opportunistic credit funds	5.5	5.3	(0.2)	(0.2)	0.6	0.2	3%
Institutional Credit Strategies	12.7	8.5	4.3	—	—	4.2	50%
Real estate funds	2.5	2.6	0.1	(0.2)	—	(0.1)	-3%
Other	0.4	0.6	(0.1)	(0.2)	—	(0.2)	-37%
Total	$33.9	$33.2	$0.2	$(1.1)	$1.6	$0.7	2%
Totals may not sum due to rounding.
The year-over-year increase in assets under management was driven primarily by performance-related appreciation and the closing of additional CLOs within Institutional Credit Strategies. Additionally, in June 2018, the Company, in partnership with GE Capital Aviation Services, closed a $696.0 million aircraft securitization, STARR 2018-1, where Oz Management will serve as the asset manager. These increases were partially offset by net outflows in the Company multi-strategy funds, as well as distributions in certain multi-strategy funds that the Company decided to close.
Please see the detailed assets under management and fund information on Exhibits 5 through 7 that accompany this press release.
CONFERENCE CALL
Robert Shafir, Chief Executive Officer, and Thomas Sipp, Chief Financial Officer, will host a conference call today, August 2, 2018, 8:30 a.m. Eastern Time to discuss the Company’s second quarter results. The call can be accessed by dialing 1-866-393-4306 (in the U.S.) or 1-734-385-2616 (international), passcode 2361019. A simultaneous webcast of the call will be available on the Public Investors page of the Company’s website (www.ozm.com). For those unable to listen to the live broadcast, a webcast replay will also be available on the Company’s website as noted above.

About Oz Management
Oz Management is one of the largest institutional alternative asset managers in the world, with offices in New York, London, Hong Kong, Mumbai, Beijing, Shanghai and Houston. The Company provides asset management services to investors globally through its multi-strategy funds, dedicated credit funds, including opportunistic credit funds and Institutional Credit Strategies products, real estate funds and other alternative investment vehicles. Oz Management seeks to generate consistent, positive, absolute returns across market cycles, with low volatility compared to the broader markets, and with an emphasis on preservation of capital. The Company’s funds invest across multiple strategies and geographies, consistent with the investment objectives of each fund. The global investment strategies employed include convertible and derivative arbitrage, corporate credit, long/short equity special situations, merger arbitrage, private investments, real estate and structured credit. As of August 1, 2018, Oz Management had approximately $33.5 billion in assets under management. For more information, please visit the Company’s website (www.ozm.com).

Investor Relations Contact	Media Relations Contact
Adam Willkomm	Jonathan Gasthalter
Head of Business Development and Shareholder Services	Gasthalter & Co. LP
+1-212-719-7381	+1-212-257-4170
investorrelations@ozm.com	jg@gasthalter.com

Forward-Looking Statements
This press release may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that reflect the Company’s current views with respect to, among other things, future events and financial performance. The Company generally identifies forward-looking statements by terminology such as “outlook,” “believe,” “expect,” “potential,” “continue,” “may,” “will,” “should,” “could,” “seek,” “approximately,” “predict,” “intend,” “plan,” “estimate,” “anticipate,” “opportunity,” “comfortable,” “assume,” “remain,” “maintain,” “sustain,” “achieve,” “see,” “think,” “position” or the negative version of those words or other comparable words.
Any forward-looking statements contained in this press release are based upon historical information and on the Company’s current plans, estimates and expectations. The inclusion of this or other forward-looking information should not be regarded as a representation by the Company or any other person that the future plans, estimates or expectations contemplated by the Company will be achieved. We caution that forward-looking statements are subject to numerous assumptions, estimates, risks and uncertainties, including but not limited to the following: global economic, business, market and geopolitical conditions; U.S. and foreign regulatory developments relating to, among other things, financial institutions and markets, government oversight, fiscal and tax policy; the outcome of third-party litigation involving the Company; the consequences of the settlements with the SEC and the DOJ; conditions impacting the alternative asset management industry; the Company’s ability to retain existing investor capital; the Company’s ability to successfully compete for fund investors, assets, professional talent and investment opportunities; the Company’s ability to retain its active executive managing directors, managing directors and other investment professionals; the Company’s successful formulation and execution of its business and growth strategies; the Company’s ability to appropriately manage conflicts of interest and tax and other regulatory factors relevant to its business; and assumptions relating to the Company’s operations, investment performance, financial results, financial condition, business prospects, growth strategy and liquidity.
If one or more of these or other risks or uncertainties materialize, or if the Company’s assumptions or estimates prove to be incorrect, its actual results may vary materially from those indicated in these statements. These factors are not and should not be construed as exhaustive and should be read in conjunction with the other cautionary statements and risks that are included in the Company’s filings with the SEC, including but not limited to the Company’s annual report on Form 10-K for the year ended December 31, 2017, dated February 23, 2018, as well as may be updated from time to time in the Company’s other SEC filings. There may be additional risks, uncertainties and factors that the Company does not currently view as material or that are not known. The forward-looking statements contained in this press release are made only as of the date of this press release. The Company does not undertake to update any forward-looking statement because of new information, future developments or otherwise.
This press release does not constitute an offer of any Oz Management fund.
The Company files annual, quarterly and current reports, proxy statements and other information required by the Exchange Act of 1934, as amended, with the SEC. The Company makes available free of charge on its website (www.ozm.com) its annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, proxy statements and any amendments to those filings as soon as reasonably practicable after such material is electronically filed with or furnished to the SEC. The Company also uses its website to distribute company information, and such information may be deemed material. Accordingly, investors should monitor the Company’s website, in addition to its press releases, SEC filings and public conference calls and webcast.

EXHIBIT 1
OCH-ZIFF CAPITAL MANAGEMENT GROUP LLC
Consolidated Statements of Comprehensive (Loss) Income (Unaudited)
(dollars in thousands, except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2018	2017	2018	2017
Revenues
Management fees	$70,593	$80,082	$143,043	$166,337
Incentive income	34,656	66,115	85,490	117,741
Other revenues	3,867	1,781	8,409	2,557
Income of consolidated funds	650	968	1,234	1,463
Total Revenues	109,766	148,946	238,176	288,098

Expenses
Compensation and benefits	74,502	69,679	143,426	139,622
Interest expense	7,505	5,152	14,103	11,432
General, administrative and other	48,509	35,165	86,359	81,093
Expenses of consolidated funds	24	460	108	544
Total Expenses	130,540	110,456	243,996	232,691

Other (Loss) Income
Net losses on early retirement of debt	(14,303)	—	(14,303)	—
Net (losses) gains on investments in funds and joint ventures	(785)	65	(473)	786
Net (losses) gains of consolidated funds	(26)	385	466	620
Total Other (Loss) Income	(15,114)	450	(14,310)	1,406

(Loss) Income Before Income Taxes	(35,888)	38,940	(20,130)	56,813
Income taxes	(2,524)	3,244	488	15,300
Consolidated and Comprehensive Net (Loss) Income	(33,364)	35,696	(20,618)	41,513
Less: Loss (Income) attributable to noncontrolling interests	21,440	(22,142)	12,805	(31,920)
Less: Income attributable to redeemable noncontrolling interests	(332)	(456)	(953)	(806)
Net (Loss) Income Attributable to Och-Ziff Capital Management Group LLC	(12,256)	13,098	(8,766)	8,787
Less: Change in redemption value of Preferred Units	—	—	—	(2,853)
Net (Loss) Income Attributable to Class A Shareholders	$(12,256)	$13,098	$(8,766)	$5,934

(Loss) Earnings per Class A Share
(Loss) Earnings per Class A Share - basic	$(0.06)	$0.07	$(0.05)	$0.03
(Loss) Earnings per Class A Share - diluted	$(0.06)	$0.07	$(0.05)	$0.03
Weighted-average Class A Shares outstanding - basic	192,562,459	186,142,576	192,397,606	186,183,971
Weighted-average Class A Shares outstanding - diluted	192,562,459	186,142,576	192,397,606	186,183,971

EXHIBIT 2
OCH-ZIFF CAPITAL MANAGEMENT GROUP LLC
Reconciliation of Non-GAAP Measures to the Respective GAAP Measures (Unaudited)
(dollars in thousands, except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2018	2017	2018	2017
Net (Loss) Income Attributable to Class A Shareholders	$(12,256)	$13,098	$(8,766)	$5,934
Change in redemption value of Preferred Units	—	—	—	2,853
Net (Loss) Income Attributable to Och-Ziff Capital Management Group LLC	(12,256)	13,098	(8,766)	8,787
Net (loss) income attributable to Group A Units	(21,915)	22,010	(13,545)	31,645
Equity-based compensation, net of RSUs settled in cash	23,366	22,960	45,261	41,438
Adjustment to recognize deferred cash compensation in the period of grant	1,974	(274)	14,757	(412)
Income taxes	(2,524)	3,244	488	15,300
Net losses on early retirement of debt	14,303	—	14,303	—
Allocations to Group D Units	887	—	2,277	3,360
Adjustment for expenses related to compensation and profit-sharing arrangements based on fund investment performance	555	3,793	393	5,772
Depreciation, amortization and net gains and losses on fixed assets	2,794	1,244	5,166	5,456
Other adjustments	1,010	(324)	602	(1,197)
Economic Income—Non-GAAP	8,194	65,751	60,936	110,149
Tax receivable agreement and other payables—Non-GAAP(1)	(1,085)	(12,489)	(8,548)	(21,171)
Distributable Earnings—Non-GAAP	$7,109	$53,262	$52,388	$88,978

Weighted-Average Class A Shares Outstanding	192,562,459	186,142,576	192,397,606	186,183,971
Weighted-Average Partner Units	300,762,189	345,222,691	311,779,705	337,777,029
Weighted-Average Class A Restricted Share Units (RSUs)	48,864,653	22,901,428	41,849,870	21,324,651
Weighted-Average Adjusted Class A Shares	542,189,301	554,266,695	546,027,181	545,285,651

Distributable Earnings Per Adjusted Class A Share—Non-GAAP	$0.01	$0.10	$0.10	$0.16

Distributable Earnings—Non-GAAP	$7,109		$52,388
Legal provision	13,000		13,000
Effect of legal provision on tax receivable agreement and other payables	(1,721)		(1,824)
Distributable Earnings Excluding Legal Provision—Non-GAAP	$18,388		$63,564

Distributable Earnings Per Adjusted Class A Share Excluding Legal Provision—Non-GAAP	$0.03		$0.12
(1) Presents an estimate of payments under the tax receivable agreement and income taxes related to the earnings for the periods presented. These amounts are grossed-up for Och - Ziff Capital Management Group LLC’s ownership percentage in the Oz Operating Group, assuming the conversion of all outstanding Partner Units into Class A Shares, on a one-to-one basis.

EXHIBIT 3
OCH-ZIFF CAPITAL MANAGEMENT GROUP LLC
Components of Economic Income and Reconciliation of These Non-GAAP Measures to the Respective GAAP Measures (Unaudited)
(dollars in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2018	2017	2018	2017
Management fees—GAAP	$70,593	$80,082	$143,043	$166,337
Adjustment to management fees(1)	(4,477)	(5,217)	(9,218)	(10,661)
Management Fees—Economic Income Basis—Non-GAAP	66,116	74,865	133,825	155,676

Incentive Income—Economic Income Basis—GAAP and Non-GAAP	34,656	66,115	85,490	117,741

Other revenues—GAAP	3,867	1,781	8,409	2,557
Adjustment to other revenues(2)	—	(1,258)	(39)	(1,258)
Other Revenues—Economic Income Basis—Non-GAAP	3,867	523	8,370	1,299
Total Revenues—Economic Income Basis—Non-GAAP	$104,639	$141,503	$227,685	$274,716

Compensation and benefits—GAAP	$74,502	$69,679	$143,426	$139,622
Adjustment to compensation and benefits(3)	(26,780)	(26,478)	(62,685)	(50,157)
Compensation and Benefits—Economic Income Basis—Non-GAAP	$47,722	$43,201	$80,741	$89,465

Interest expense and general, administrative and other expenses—GAAP	$56,014	$40,317	$100,462	$92,525
Adjustment to interest expense and general, administrative and other expenses(4)	(7,289)	(7,766)	(14,441)	(17,423)
Non-Compensation Expenses—Economic Income Basis—Non-GAAP	48,725	32,551	86,021	75,102
Legal provision	(13,000)	—	(13,000)	—
Non-Compensation Expenses Excluding Legal Provision—Economic Income Basis—Non-GAAP	$35,725	$32,551	$73,021	$75,102

Net (loss) income attributable to noncontrolling interests—GAAP	$(21,440)	$22,142	$(12,805)	$31,920
Adjustment to net income attributable to noncontrolling interests(5)	21,438	(22,142)	12,792	(31,920)
Net Loss Attributable to Noncontrolling Interests—Economic Income Basis—Non-GAAP	$(2)	$—	$(13)	$—
See Exhibit 4 for footnote references.

EXHIBIT 4
OCH-ZIFF CAPITAL MANAGEMENT GROUP LLC
Non-GAAP Measures

Footnotes to Reconciliations

(1)
Adjustment to present management fees net of recurring placement and related service fees, as management considers these fees a reduction in management fees, not an expense. The impact of eliminations related to the consolidated funds is also removed.

(2)	Adjustment to exclude gains on fixed assets.

(3)
Adjustment to exclude equity-based compensation, as management does not consider these non-cash expenses to be reflective of the operating performance of the Company. However, the fair value of RSUs that are settled in cash to employees or executive managing directors is included as an expense at the time of settlement. In addition, expenses related to incentive income profit-sharing arrangements are generally recognized at the same time the related incentive income revenue is recognized, as management reviews the total compensation expense related to these arrangements in relation to any incentive income earned by the relevant fund. Further, deferred cash compensation is expensed in full in the year granted for Economic Income, rather than over the service period for GAAP. Distributions to the Group D Units are also excluded, as management reviews operating performance at the Oz Operating Group level, where substantially all of the Company’s operations are performed, prior to making any income allocations.

(4)
Adjustment to exclude depreciation, amortization and losses on fixed assets, as management does not consider these items to be reflective of the operating performance of the Company. Additionally, recurring placement and related service fees are excluded, as management considers these fees a reduction in management fees, not an expense.

(5)
Adjustment to exclude amounts attributable to the executive managing directors on their interests in the Oz Operating Group, as management reviews the operating performance of the Company at the Oz Operating Group level. The Company conducts substantially all of its activities through the Oz Operating Group. Additionally, the impact of the consolidated funds, including the allocation of earnings to investors in those funds, is also removed.

Non-GAAP Financial Measures
Distributable Earnings is a measure of operating performance that equals Economic Income less amounts related to the tax receivable agreement and other payables. Economic Income excludes the adjustments described above that are required for presentation of the Company’s results on a GAAP basis. These measures are non-GAAP measures and should not be considered as alternatives to the Company’s GAAP Net Income or cash flow from operations, or as indicative of liquidity or the cash available to fund operations. The Company’s non-GAAP measures may not be comparable to similarly titled measures used by other companies. Additionally, throughout this press release management has presented certain non-GAAP measures that exclude the effect of the legal provision accrual. These measures are presented to provide a more comparable view of the Company’s core operating results year-over-year.
For purposes of calculating Distributable Earnings per Share, the Company assumes that all the interests held by its executive managing directors in the Company’s principal operating subsidiaries (the “Oz Operating Group”) (collectively, “Partner Units”), as well as Class A Restricted Share Units (“RSUs”) outstanding during the applicable period, have been converted on a one-to-one basis into Class A Shares (“Adjusted Class A Shares”). As of June 30, 2018, there were 42,350,000 Group P Units outstanding and 10,000,000 performance-based restricted share units (“PSUs”). Group P Units and PSUs do not participate in the economics of the Company until certain service and market-performance conditions are met; therefore, the Company will not include the Group P Units or PSUs in Adjusted Class A Shares until such conditions are met. As of June 30, 2018, the service and market-performance conditions had not yet been met.
Management uses Distributable Earnings and Economic Income, among other financial information, as the basis on which it evaluates the financial performance of the Company and makes resource allocation and other operating decisions, as well as to determine the earnings available to distribute as dividends to holders of the Company’s Class A Shares and to the Company’s executive managing directors. Management considers it important that investors review the same operating information that it uses.

EXHIBIT 5
OCH-ZIFF CAPITAL MANAGEMENT GROUP LLC
Summary Of Changes In Assets Under Management(1) (Unaudited)
(dollars in thousands)

	Three Months Ended June 30, 2018
	March 31, 2018	Inflows / (Outflows)	Distributions / Other Reductions	Appreciation / (Depreciation)(2)	June 30, 2018

Multi-strategy funds	$13,325,230	$(366,710)	$(491,023)	$235,571	$12,703,068
Credit
Opportunistic credit funds	5,424,991	(51,237)	(2,801)	148,468	5,519,421
Institutional Credit Strategies	11,176,106	1,621,887	—	(50,666)	12,747,327
Real estate funds	2,471,498	77,804	(9,917)	(33)	2,539,352
Other	438,734	(34,599)	(5,087)	169	399,217
Total	$32,836,559	$1,247,145	$(508,828)	$333,509	$33,908,385

	Three Months Ended June 30, 2017
	March 31, 2017	Inflows / (Outflows)	Distributions / Other Reductions	Appreciation / (Depreciation)(2)	June 30, 2017

Multi-strategy funds	$17,702,471	$(2,205,158)	$—	$593,729	$16,091,042
Credit
Opportunistic credit funds	5,284,848	(27,660)	—	84,334	5,341,522
Institutional Credit Strategies	8,014,361	510,198	—	(9,748)	8,514,811
Real estate funds	2,231,786	417,184	(31,166)	28	2,617,832
Other	684,368	(70,960)	—	19,044	632,452
Total	$33,917,834	$(1,376,396)	$(31,166)	$687,387	$33,197,659

	Six Months Ended June 30, 2018
	December 31, 2017	Inflows / (Outflows)	Distributions / Other Reductions	Appreciation / (Depreciation)(2)	June 30, 2018

Multi-strategy funds	$13,695,040	$(918,380)	$(594,991)	$521,399	$12,703,068
Credit
Opportunistic credit funds	5,513,618	(150,077)	(118,786)	274,666	5,519,421
Institutional Credit Strategies	10,136,991	2,653,517	—	(43,181)	12,747,327
Real estate funds	2,495,190	77,804	(33,593)	(49)	2,539,352
Other	587,723	(35,169)	(159,258)	5,921	399,217
Total	$32,428,562	$1,627,695	$(906,628)	$758,756	$33,908,385

	Six Months Ended June 30, 2017
	December 31, 2016	Inflows / (Outflows)	Distributions / Other Reductions	Appreciation / (Depreciation)(2)	June 30, 2017

Multi-strategy funds	$21,084,548	$(6,364,276)	$—	$1,370,770	$16,091,042
Credit
Opportunistic credit funds	5,376,080	(239,581)	(19,769)	224,792	5,341,522
Institutional Credit Strategies	8,019,510	513,651	—	(18,350)	8,514,811
Real estate funds	2,213,364	451,397	(47,599)	670	2,617,832
Other	1,186,801	(566,008)	(30,016)	41,675	632,452
Total	$37,880,303	$(6,204,817)	$(97,384)	$1,619,557	$33,197,659

(1)
Includes amounts invested by the Company, its executive managing directors, employees and certain other related parties for which the Company charged no management fees and received no incentive income for the periods presented. Amounts presented in this table are not the amounts used to calculate management fees and incentive income for the respective periods.

(2)
Appreciation (depreciation) reflects the aggregate net capital appreciation (depreciation) for the entire period and is presented on a total return basis, net of all fees and expenses (except incentive income on unrealized gains attributable to investments in certain funds that the Company, as investment manager, determines lack a readily ascertainable fair value, are illiquid or otherwise should be held until the resolution of a special event or circumstance that could reduce returns on these investments at the time of realization), and includes the reinvestment of all dividends and other income. Management fees and incentive income vary by product. CLOs included within Institutional Credit Strategies are reflected at principal value and any change in appreciation/(depreciation) reflects a change in the par value of the underlying collateral within the CLOs, or foreign currency translation changes in the measurement of assets under management of the Company’s European CLOs.

EXHIBIT 6
OCH-ZIFF CAPITAL MANAGEMENT GROUP LLC
Fund Information(1) (Unaudited)
(dollars in thousands)

	Assets Under Management as of June 30,		Returns for the Six Months Ended June 30,				Annualized Returns Since Inception Through June 30, 2018
			2018		2017
	2018	2017	Gross	Net	Gross	Net	Gross		Net

Multi-strategy funds
Oz Master Fund(2)	$11,104,223	$13,126,322	6.2%	4.4%	10.2%	7.5%	16.7%	(2)	11.7%	(2)
Oz Enhanced Master Fund	683,444	661,351	9.2%	6.7%	17.0%	12.7%	15.5%		10.6%
Other funds	915,401	2,303,369	n/m	n/m	n/m	n/m	n/m		n/m
	12,703,068	16,091,042
Credit
Opportunistic credit funds:
Oz Credit Opportunities Master Fund	1,764,733	1,704,647	8.9%	6.2%	8.3%	5.7%	17.5%		12.8%
Customized Credit Focused Platform	3,081,947	2,862,409	7.5%	5.6%	5.7%	4.2%	19.2%		14.5%
Closed-end opportunistic credit funds	224,081	311,341	See table below for return information on the Company’s closed-end opportunistic credit funds.
Other funds	448,660	463,125	n/m	n/m	n/m	n/m	n/m		n/m
	5,519,421	5,341,522
Institutional Credit Strategies	12,747,327	8,514,811	See the second following page for information on the Company’s Institutional Credit Strategies.
	18,266,748	13,856,333

Real estate funds	2,539,352	2,617,832	See the third following page for information on the Company’s real estate funds.

Other	399,217	632,452	n/m	n/m	n/m	n/m	n/m		n/m

Total	$33,908,385	$33,197,659
n/m not meaningful
Please see the last page of this Exhibit 6 (“Fund Information—Footnotes”) for important disclosures related to the footnotes referenced herein.

EXHIBIT 6
OCH-ZIFF CAPITAL MANAGEMENT GROUP LLC
Fund Information — continued (Unaudited)
(dollars in thousands)

	Assets Under Management as of June 30,		Inception to Date as of June 30, 2018
					IRR
	2018	2017	Total Commitments	Total Invested Capital(3)	Gross(4)	Net(5)	Gross MOIC(6)

Closed-end Opportunistic Credit Funds (Investment Period)
Oz European Credit Opportunities Fund (2012-2015)(7)	$46,090	$70,301	$459,600	$305,487	16.3%	12.4%	1.5x
Oz Structured Products Domestic Fund II (2011-2014)(7)	82,023	114,516	326,850	326,850	20.2%	15.9%	2.1x
Oz Structured Products Offshore Fund II (2011-2014)(7)	84,196	112,978	304,531	304,531	17.8%	13.9%	1.9x
Oz Structured Products Offshore Fund I (2010-2013)(7)	6,109	5,358	155,098	155,098	23.9%	19.2%	2.1x
Oz Structured Products Domestic Fund I (2010-2013)(7)	5,486	4,770	99,986	99,986	22.8%	18.2%	2.0x
Other funds	177	3,418	168,250	168,250	n/m	n/m	n/m
	$224,081	$311,341	$1,514,315	$1,360,202
n/m not meaningful
Please see the last page of this Exhibit 6 (“Fund Information—Footnotes”) for important disclosures related to the footnotes referenced herein.

EXHIBIT 6
OCH-ZIFF CAPITAL MANAGEMENT GROUP LLC
Fund Information — continued (Unaudited)
(dollars in thousands)

			Assets Under Management as of June 30,
	Initial Closing Date (Most Recent Refinance Date)	Deal Size	2018	2017

Institutional Credit Strategies
CLOs:
OZLM I	July 19, 2012 (July 24, 2017)	$523,550	$496,421	$496,498
OZLM II	November 1, 2012 (October 31, 2016)	560,100	508,227	509,060
OZLM III	February 20, 2013 (December 15, 2016)	653,250	607,892	608,724
OZLM IV	June 27, 2013 (September 15, 2017)	615,500	539,585	538,856
OZLM V	December 17, 2013 (March 16, 2017)	501,250	—	467,866
OZLM VI	April 16, 2014 (April 17,2018)	621,250	594,290	595,776
OZLM VII	June 26, 2014 (April 17, 2017)	824,750	792,034	795,428
OZLM VIII	September 9, 2014 (May 30, 2017)	622,250	593,984	595,685
OZLM IX	December 22, 2014 (March 2, 2017)	510,208	498,264	498,995
OZLM XI	March 12, 2015 (August 18, 2017)	541,532	515,151	489,818
OZLM XII	May 28, 2015	565,650	548,200	548,902
OZLM XIII	August 6, 2015	511,600	494,418	495,051
OZLM XIV	December 21, 2015 (June 4, 2018)	507,420	500,992	502,048
OZLM XV	December 20, 2016	409,250	395,505	396,489
OZLME I	December 15, 2016	430,490	465,059	455,766
OZLM XVI	June 8, 2017	410,250	400,021	401,172
OZLM XVII	August 3, 2017	512,000	497,830	—
OZLME II	September 14, 2017	494,708	462,407	—
OZLM XIX	November 21, 2017	610,800	600,329	—
OZLM XXI	January 26, 2018	510,600	500,956	—
OZLME III	January 31, 2018	509,118	466,138	—
OZLM XXII	February 22, 2018	509,200	466,967	—
OZLM XVIII	April 4, 2018	508,000	499,622	—
OZLM XX	May 11, 2018	464,150	447,813	—
		12,926,876	11,892,105	8,396,134
STARR 2018-1	June 27, 2018	696,000	680,231	—
Other funds	n/a	n/a	174,991	118,677
		$13,622,876	$12,747,327	$8,514,811

EXHIBIT 6
OCH-ZIFF CAPITAL MANAGEMENT GROUP LLC
Fund Information — continued (Unaudited)
(dollars in thousands)

	Assets Under Management as of June 30,		Inception to Date as of June 30, 2018
				Total Investments					Realized/Partially Realized Investments(8)
	2018	2017	Total Commitments	Invested Capital(9)	Total Value(10)	Gross IRR(11)	Net IRR(5)	Gross MOIC(12)	Invested Capital	Total Value	Gross IRR(11)	Gross MOIC(12)

Real Estate Funds (Investment Period)
Och-Ziff Real Estate Fund I (2005-2010)(7)	$13,478	$12,966	$408,081	$386,198	$821,318	25.1%	15.9%	2.1x	$372,720	$817,196	26.6%	2.2x
Och-Ziff Real Estate Fund II (2011-2014)(7)	143,803	294,066	839,508	762,588	1,489,371	33.1%	21.8%	2.0x	597,465	1,268,929	37.3%	2.1x
Och-Ziff Real Estate Fund III (2014-2019)	1,462,161	1,461,769	1,500,000	884,669	1,358,779	33.9%	23.5%	1.5x	352,704	678,601	43.3%	1.9x
Och-Ziff Real Estate Credit Fund I (2015-2019)(13)	697,704	699,059	736,225	124,381	152,176	n/m	n/m	n/m	48,771	61,212	n/m	n/m
Other funds	222,206	149,972	291,991	196,352	270,818	n/m	n/m	n/m	58,018	107,117	n/m	n/m
	$2,539,352	$2,617,832	$3,775,805	$2,354,188	$4,092,462				$1,429,678	$2,933,055

	Unrealized Investments as of June 30, 2018
	Invested Capital	Total Value	Gross MOIC(12)

Real Estate Funds (Investment Period)
Och-Ziff Real Estate Fund I (2005-2010)(7)	$13,478	$4,122	0.3x
Och-Ziff Real Estate Fund II (2011-2014)(7)	165,123	220,442	1.3x
Och-Ziff Real Estate Fund III (2014-2019)	531,965	680,178	1.3x
Och-Ziff Real Estate Credit Fund I (2015-2019)(13)	75,610	90,964	n/m
Other funds	138,334	163,701	n/m
	$924,510	$1,159,407
n/m not meaningful
Please see the last page of this Exhibit 6 (“Fund Information—Footnotes”) for important disclosures related to the footnotes referenced herein.

EXHIBIT 6
OCH-ZIFF CAPITAL MANAGEMENT GROUP LLC
Fund Information — Footnotes

(1)
The return information reflected in these tables represents, where applicable, the composite performance of all feeder funds that comprise each of the master funds presented. Gross return information is generally calculated using the total return of all feeder funds, net of all fees and expenses except management fees and incentive income of such feeder funds and master funds and the returns of each feeder fund include the reinvestment of all dividends and other income. Net return information is generally calculated as the gross returns less management fees and incentive income (except incentive income on unrealized gains attributable to investments in certain funds that the Company, as investment manager, determines lack a readily ascertainable fair value, are illiquid or otherwise should be held until the resolution of a special event or circumstance (“Special Investments”) that could reduce returns on these investments at the time of realization). Return information also includes realized and unrealized gains and losses attributable to Special Investments and initial public offering investments that are not allocated to all investors in the feeder funds. Investors that were not allocated Special Investments and/or initial public offering investments may experience materially different returns. The performance calculation for the Oz Master Fund excludes realized and unrealized gains and losses attributable to currency hedging specific to certain investors investing in Oz Master Fund in currencies other than the U.S. Dollar.

(2)
The annualized returns since inception are those of the Oz Multi-Strategy Composite, which represents the composite performance of all accounts that were managed in accordance with the Company’s broad multi-strategy mandate that were not subject to portfolio investment restrictions or other factors that limited the Company’s investment discretion since inception on April 1, 1994. Performance is calculated using the total return of all such accounts net of all investment fees and expenses of such accounts, except incentive income on unrealized gains attributable to Special Investments that could reduce returns in these investments at the time of realization, and the returns include the reinvestment of all dividends and other income. For the period from April 1, 1994 through December 31, 1997, the returns are gross of certain overhead expenses that were reimbursed by the accounts. Such reimbursement arrangements were terminated at the inception of the Oz Master Fund on January 1, 1998. The size of the accounts comprising the composite during the time period shown vary materially. Such differences impacted the Company’s investment decisions and the diversity of the investment strategies followed. Furthermore, the composition of the investment strategies the Company follows is subject to its discretion, has varied materially since inception and is expected to vary materially in the future. As of June 30, 2018, the gross and net annualized returns since the Oz Master Fund’s inception on January 1, 1998 were 13.1% and 8.9%, respectively.

(3)	Represents funded capital commitments net of recallable distributions to investors.

(4)
Gross internal rate of return (“IRR”) for the Company’s closed-end opportunistic credit funds represents the estimated, unaudited, annualized return based on the timing of cash inflows and outflows for the fund as of June 30, 2018, including the fair value of unrealized investments as of such date, together with any appreciation or depreciation from related hedging activity. Gross IRR does not include the effects of management fees or incentive income, which would reduce the return, and includes the reinvestment of all fund income.

(5)
Net IRR is calculated as described in footnotes (4) and (11), but is reduced by all management fees and for the real estate funds other fund-level fees and expenses not adjusted for in the calculation of gross IRR. Net IRR is further reduced by accrued and paid incentive income, which will be payable upon the distribution of each fund’s capital in accordance with the terms of the relevant fund. Accrued incentive income may be higher or lower at such time. The net IRR represents a composite rate of return for a fund and does not reflect the net IRR specific to any individual investor.

(6)
Gross multiple of invested capital (“MOIC”) for the Company’s closed-end opportunistic credit funds is calculated by dividing the sum of the net asset value of the fund, accrued incentive income, life-to-date incentive income and management fees paid and any non-recallable distributions made from the fund by the invested capital.

(7)
These funds have concluded their investment periods, and therefore the Company expects assets under management for these funds to decrease as investments are sold and the related proceeds are distributed to the investors in these funds.

(8)
An investment is considered partially realized when the total amount of proceeds received, including dividends, interest or other distributions of income and return of capital, represents at least 50% of invested capital.

(9)	Invested capital represents total aggregate contributions made for investments by the fund.

(10)
Total value represents the sum of realized distributions and the fair value of unrealized and partially realized investments as of June 30, 2018. Total value will be impacted (either positively or negatively) by future economic and other factors. Accordingly, the total value ultimately realized will likely be higher or lower than the amounts presented as of June 30, 2018.

(11)
Gross IRR for the Company’s real estate funds represents the estimated, unaudited, annualized return based on the timing of cash inflows and outflows for the aggregated investments as of June 30, 2018, including the fair value of unrealized and partially realized investments as of such date, together with any unrealized appreciation or depreciation from related hedging activity. Gross IRR is not adjusted for estimated management fees, incentive income or other fees or expenses to be paid by the fund, which would reduce the return.

(12)
Gross MOIC for the Company’s real estate funds is calculated by dividing the value of a fund’s investments by the invested capital, prior to adjustments for incentive income, management fees or other expenses to be paid by the fund.

(13)	This fund has invested less than half of its committed capital; therefore, IRR and MOIC information is not presented, as it is not meaningful.

EXHIBIT 7
OCH-ZIFF CAPITAL MANAGEMENT GROUP LLC
Longer-Term Assets Under Management (Unaudited)
(dollars in thousands)

Longer-Term Assets Under Management
As of June 30, 2018, approximately 58% of the Company’s assets under management were subject to initial commitment periods of three years or longer. Incentive income on these assets, if any, is based on the cumulative investment performance generated over this commitment period. The table below presents the amount of these assets under management, as well as the amount of incentive income accrued at the fund level but that has not yet been recognized in our revenues. Further, these amounts may ultimately not be recognized as revenue by the Company in the event of future losses in the respective funds.

	June 30, 2018
	Longer-Term Assets Under Management	Accrued Unrecognized Incentive

Multi-strategy funds	$495,831	$11,361
Credit
Opportunistic credit funds	3,594,829	213,114
Institutional Credit Strategies	12,663,019	—
Real estate funds	2,539,351	114,567
Other	278,380	1,276
	$19,571,410	$340,318
The Company generally recognizes incentive income on its longer-term assets under management in multi-strategy funds and open-end opportunistic credit funds at or near the end of their respective commitment periods, which are generally three to five years, when such amounts are probable of not significantly reversing. The Company may begin recognizing incentive income related to assets under management in its closed-end opportunistic credit funds and real estate funds after the conclusion of their respective investment period, when such amounts are probable of not significantly reversing. However, these investment periods may generally be extended for an additional one to two years. See Exhibit 6 for fund investment periods.

EXHIBIT 8
OCH-ZIFF CAPITAL MANAGEMENT GROUP LLC
Financial Supplement (Unaudited)
As of July 1, 2018

Investors by Geography(1)		Investors by Type(1)
North America	72%	Pensions	42%
Asia and Other	16%	Corporate, Institutional and Other	17%
Europe	12%	Private Banks	11%
		Related Parties	10%
Assets Under Management by Geography(2)		Fund-of-Funds	7%
North America	74%	Foundations and Endowments	7%
Europe	20%	Family Offices and Individuals	6%
Asia	6%

(1)	Presents the composition of the Company’s fund investor base across its funds excluding investors in its Institutional Credit Strategies products.

(2)
The North American exposure includes the United States, Canada, Central America and South America. The European exposure includes Africa and the Middle East. The Asian exposure includes Australia and New Zealand.